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                                 UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                                AMENDMENT NO. 9

     1. The name of the Company was changed from "COUNTRYLAND WELLNESS INTERNET NETWORK TRUST"" to "COUNTRYLAND WELLNESS RESORTS, INC.".

     2. The State of Incorporation was changed from Nevada to Delaware with authorized common shares of 200,000,000.

     3. The Company's merger with China International Packaging Leasing Co., Ltd., was cancelled.

     4. The Company's Class "A" and "B" stock has been cancelled. Each holder of Class "A" shares will receive one share of new common for each share of Class "A" held; each holder of Class "B" shares will receive one share of new common for each 10 shares of Class "B" held.

                         COUNTRYLAND WELLNESS RESORTS, INC.
              (Exact name of registrant as specified in it's charter)

     DELAWARE                   -0-20217                      84-0687501
     (State or other          (Commission File             (IRS Employer
     jurisdiction of            Number)                    identification No.)
     incorporation)


     Registrant's telephone number, including are code: (702) 240-4408

                  COUNTRYLAND WELLNESS INTERNET NETWORK TRUST
              2205 Purple Majesty Court, Las Vegas, NV 89117-2747
            (Former name and address, if changed since last report)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it's behalf by the undersigned hereunto duly authorized.

                       COUNTRYLAND WELLNESS RESORTS, INC.
                                  (Registrant)

     Date: September 29, 1999                /S/ FRED CRUZ
                                            (Signature)
                                        FRED CRUZ, PRESIDENT